Exhibit 10.2

AMENDMENT #1 TO BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$500,000.00	03-28-2017	03-28-2019	90-102-0892-3			TC3	TC

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:	PRO-DEX, INC. 2361 MCGAW AVENUE IRVINE, CA 92614	Lender:	Farmers and Merchants Bank of Long Beach, a CA Corp Lake Forest Office 23772 Rockfield Boulevard Lake Forest, CA 92630

The undersigned hereby acknowledges and agrees to the following amendments to that certain Business Loan Agreement between Borrower and Lender dated 03-28-2017 (“Agreement”).

DEFINITIONS:   Capitalized terms not defined in this Amendment shall have the meaning given to such terms in the Agreement.

Effective as of 04-06-2018 the Agreement is hereby modified as follows:

(a)

Item “(3)” located in the “Additional Requirements” sub-paragraph of the “Financial Statements” paragraph under the “Affirmative Covenants” section is hereby modified as follows:

(3) As soon as available, but in no event later than 45 days after the end of each half-year, the following reports, prepared by the Borrower, in a form and substance acceptable to Lender:

(A) Accounts Receivable Aging

(B) Accounts Payable Aging

(b)

The “Working Capital Requirements” sub-paragraph located under the “Financial Covenants and Ratios” section is hereby restated in its entirety as follows:

Working Capital Requirements.   Maintain Working Capital in excess of $750,000.00, to be measured after the end of each quarter.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

All other provisions of the Agreement are to remain unchanged and in full force and effect.

PRIOR TO SIGNING THIS AMENDMENT, EACH BORROWER ACKNOWLEDGES THEY HAVE READ AND UNDERSTOOD ALL THE PROVISIONS THEREOF, AND EACH BORROWER AGREES TO THE TERMS OF THE AMENDMENT.  THIS AMENDMENT TO BUSINESS LOAN AGREEMENT IS DATED April 6, 2018.

BORROWER:

PRO-DEX, INC.

By:	/s/ Richard VanKirk	By:	/s/ Alisha Charlton
RICHARD LEE VANKIRK, JR., President of PRO-DEX, INC.		ALISHA KRISTIN CHARLTON, CFO & Secretary of PRO-DEX, INC.

LENDER:

FARMERS AND MERCHANTS BANK OF LONG BEACH, A CA CORP

By:	/s/ Tony Craig
Tony Craig, Vice President